Exhibit 99.1

ServiceTitan Announces Fiscal First Quarter Financial Results

LOS ANGELES – June 4, 2026 – ServiceTitan (NASDAQ: TTAN), the software platform that powers the trades, today announced financial results for the fiscal first quarter ended April 30, 2026.

“Our customers are off to a strong start in fiscal year 2027,” said Ara Mahdessian, Co-Founder and CEO. “We continue to execute on our core multi-year growth vectors, we’re delivering the Agentic Operating System to the Trades, and we’re improving our organizational velocity.”

“I am excited about our progress so far this year,” said Vahe Kuzoyan, Co-Founder and President, “During Q1, we more than doubled the number of locations on Max; we're optimizing our internal processes, automating customer onboarding and expect to again double the number of locations on Max during Q2.”

Fiscal First Quarter 2027 Financial and Operational Highlights:

	Fiscal First Quarter 2027	Fiscal First Quarter 2026
	(in millions, except percentages and GTV)
Gross transaction volume (“GTV”) (in billions)(1)	$21.7	$17.7
YOY GTV growth	23%	22%

Total revenue	$268.8	$215.7
YOY revenue growth	25%	27%
Platform revenue	$260.6	$208.0
YOY platform revenue growth	25%	27%

GAAP loss from operations	($25.8)	($49.5)
GAAP operating margin	-9.6%	-23.0%
Non-GAAP income from operations(2)	$40.8	$16.2
Non-GAAP operating margin(2)	15.2%	7.5%

GAAP net cash used in operating activities	$(1.6)	$(14.6)
Non-GAAP free cash flow(2)	$(9.6)	$(22.3)

Net dollar retention	> 110%	> 110%

_________________________

(1) Gross Transaction Volume (“GTV”) represents the sum of total dollars invoiced by our customers through the ServiceTitan platform in a given period, which is intended to be a proxy for the total revenue our customers generate.

(2) This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Fiscal Second Quarter and Fiscal Year 2027 Financial Outlook:

For fiscal second quarter 2027 and for the full fiscal year 2027, the company currently expects:

	Fiscal Second Quarter 2027	Full Fiscal Year 2027
(in millions)
Total revenue	$284 - $286	$1,130 - $1,140
Non-GAAP income from operations(3)	$38 - $39	$142 - $147

_________________________

(3) ServiceTitan is not able, at this time, to provide an outlook for GAAP loss from operations or a reconciliation of expected non-GAAP income from operations to GAAP loss from operations for the fiscal second quarter 2027 or for the full fiscal year 2027 because of the difficulty of estimating certain items excluded from non-GAAP income from operations that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Information:

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Thursday, June 4, 2026. Online registration for this conference call can be found here. The live webcast of the conference call can be accessed from ServiceTitan’s investor relations website at http://investors.servicetitan.com.

Following completion of the events, a webcast replay will also be available at http://investors.servicetitan.com for 12 months.

About ServiceTitan

ServiceTitan is the software platform that powers trades businesses. The company’s cloud-based, end-to-end solution gives contractors the tools they need to run and grow their business, manage their back office, and provide a stellar customer experience. By bringing an integrated SaaS platform to an industry historically underserved by technology, ServiceTitan is equipping tradespeople with the technology they need to keep the world running.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern ServiceTitan’s expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding ServiceTitan’s financial outlook for total revenue and non-GAAP income from operations for fiscal second quarter 2027 ending July 31, 2026 and the full fiscal year ending January 31, 2027, and statements regarding our operating and organizational velocity, AI strategy, and plans for Max. ServiceTitan’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for fiscal 2026 ended January 31, 2026 as filed with the SEC on March 25, 2026, which should be read in conjunction with this press release and the financial results included herein. Additional information will be set forth in our Quarterly Report on Form 10-Q for the fiscal first quarter 2027 ended April 30, 2026. The forward-looking statements in this release are based on information available to ServiceTitan as of the date hereof, and ServiceTitan undertakes no obligation to update any forward-looking statements, except as required by law.

Press Contact

Max Wertheimer

ServiceTitan, Inc.

press@servicetitan.com

Investor Contact

Jason Rechel

ServiceTitan, Inc.

investors@servicetitan.com

© 2026 ServiceTitan. All rights reserved. ServiceTitan, the ServiceTitan logo, and all ServiceTitan product and service names mentioned herein are registered trademarks or unregistered trademarks of ServiceTitan, Inc. in the United States and other countries. Other brand names and marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

ServiceTitan, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended April 30,
	2026	2025
Revenue:
Platform	$260,564	$207,982
Professional services and other	8,260	7,710
Total revenue	268,824	215,692
Cost of revenue:
Platform	55,509	50,037
Professional services and other	19,524	17,259
Total cost of revenue	75,033	67,296
Gross profit	193,791	148,396
Operating expenses:
Sales and marketing	73,072	69,223
Research and development	88,024	69,140
General and administrative	58,457	59,569
Total operating expenses	219,553	197,932
Loss from operations	(25,762)	(49,536)
Other income (expense), net
Interest expense	(183)	(2,035)
Interest income	3,727	4,940
Other income, net	351	501
Total other income, net	3,895	3,406
Loss before income taxes	(21,867)	(46,130)
Provision for income taxes	951	234
Net loss	(22,818)	(46,364)
Net loss per share, basic and diluted	$(0.24)	$(0.51)
Weighted-average shares used in computing net loss per share, basic and diluted	95,003,992	90,334,442

Disaggregated Revenue
	Three Months Ended April 30,
	2026	2025
Subscription	$202,038	$162,717
Usage	58,526	45,265
Platform revenue	260,564	207,982
Professional services and other	8,260	7,710
Total revenue	$268,824	$215,692

ServiceTitan, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	As of
	April 30,	January 31,
	2026	2026
Assets
Current assets:
Cash and cash equivalents	$421,531	$428,769
Restricted cash	—	166
Accounts receivable, net of allowance of $9,585 and $11,963 as of April 30, 2026 and January 31, 2026, respectively	63,361	55,974
Deferred contract costs, current	15,249	14,964
Contract assets	64,553	57,777
Prepaid expenses	28,610	25,894
Other current assets	7,576	7,314
Total current assets	600,880	590,858
Restricted cash, noncurrent	416	417
Deferred contract costs, noncurrent	14,139	14,748
Property and equipment, net	36,984	38,902
Operating lease right-of-use assets	20,974	18,627
Internal-use software, net	39,844	39,246
Intangible assets, net	166,889	176,743
Goodwill	860,250	860,250
Other assets	7,014	5,266
Total assets	$1,747,390	$1,745,057
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued expenses	$55,965	$52,262
Accrued personnel related expenses	42,424	83,095
Deferred revenue, current	19,036	18,676
Operating lease liabilities, current	13,644	14,052
Other current liabilities	4,356	1,367
Total current liabilities	135,425	169,452
Operating lease liabilities, noncurrent	37,404	37,322
Other noncurrent liabilities	13,985	13,049
Total liabilities	186,814	219,823
Commitments and contingencies

Stockholders' Equity
Preferred stock, par value $0.001, 100,000,000 shares authorized as of April 30, 2026 and January 31, 2026. 0 shares issued and outstanding as of April 30, 2026 and January 31, 2026	—	—
Class A common stock, par value $0.001, 1,000,000,000 shares authorized as of April 30, 2026 and January 31, 2026. 82,736,967 shares and 81,956,537 shares issued and outstanding as of April 30, 2026 and January 31, 2026, respectively	83	82
Class B common stock, par value $0.001, 100,000,000 shares authorized as of April 30, 2026 and January 31, 2026. 12,651,154 shares and 12,644,614 shares issued and outstanding as of April 30, 2026 and January 31, 2026, respectively	13	13
Class C common stock, par value $0.001, 100,000,000 shares authorized as of April 30, 2026 and January 31, 2026. 0 shares issued and outstanding as of April 30, 2026 and January 31, 2026	—	—
Additional paid-in capital	2,848,881	2,790,722
Accumulated deficit	(1,288,401)	(1,265,583)
Total stockholders' equity	1,560,576	1,525,234
Total liabilities and stockholders' equity	$1,747,390	$1,745,057

ServiceTitan, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended April 30,
	2026	2025
Cash flows used in operating activities
Net loss	$(22,818)	$(46,364)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization expense	19,550	19,955
Amortization of deferred contract costs	4,112	3,336
Non-cash operating lease expense	1,512	1,352
Stock-based compensation expense	54,574	43,749
Loss on impairment and disposal of assets	8	8,060
Deferred income taxes	814	646
Amortization of debt issuance costs	—	120
Provision for credit losses	1,673	3,723
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(9,060)	(5,270)
Prepaid expenses and other current assets	(2,964)	1,671
Deferred contract costs	(3,788)	(5,739)
Contract assets	(6,776)	(1,341)
Other assets	(2,261)	508
Accounts payable and other accrued expenses	3,422	4,001
Accrued personnel related expenses	(38,861)	(40,632)
Operating lease liabilities	(4,185)	(3,153)
Other liabilities	3,123	1,237
Deferred revenue	360	(429)
Net cash used in operating activities	(1,565)	(14,570)
Cash flows used in investing activities
Capitalized internal-use software	(6,663)	(6,472)
Purchase of property and equipment	(596)	(1,292)
Deposits for property and equipment	(756)	—
Net cash used in investing activities	(8,015)	(7,764)
Cash flows provided by financing activities
Proceeds from exercise of stock options	2,175	1,181
Payment of debt arrangements	—	(268)
Payment of deferred initial public offering costs	—	(533)
Net cash provided by financing activities	2,175	380
Net change in cash, cash equivalents, and restricted cash	(7,405)	(21,954)
Cash, cash equivalents, and restricted cash
Beginning of period	429,352	442,846
End of period	$421,947	$420,892

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results prepared in accordance with GAAP, we believe non-GAAP gross profit and non-GAAP gross margin, in total and for platform, and professional services and other, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP earnings per share (“EPS”) are useful in evaluating our operating performance.

These measures, however, have certain limitations in that they reflect the exercise of judgment by our management about which expenses are excluded or included and do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, our financial results determined in accordance with GAAP. We caution investors that amounts presented in accordance with our definition of non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP EPS may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate these measures in the same manner.

For the reasons set forth below, we believe that excluding the following items provides information that is helpful in understanding our operating results, evaluating our future prospects, comparing our financial results across accounting periods, and comparing our financial results to our peers, many of which provide similar non-GAAP financial measures.

•
Stock-based compensation expense and related employer payroll taxes. We exclude stock-based compensation expense, including the performance-based RSUs granted to our Co-Founders, and related employer payroll taxes to allow investors to make more meaningful comparisons of our performance between periods and to facilitate a comparison of our performance to those of other peer companies. Stock-based compensation may vary between periods due to various factors unrelated to our core performance, including as a result of the assumptions used in the valuation methodologies, timing and amount of grants and other factors. We exclude employer payroll taxes because the amounts vary based on timing and settlement or vesting of awards unrelated to our core operating performance. Moreover, stock-based compensation expense is a non-cash expense that we exclude from our internal management reporting processes and when assessing our actual performance, budgeting, planning, and forecasting future periods.
•
Amortization of acquired intangible assets. We incur amortization expense for acquired intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of acquired intangible assets is a non-cash expense that is significantly affected by the timing and size of acquisitions, and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred, we exclude the amortization expense from our internal management reporting processes. We exclude these charges when assessing our actual performance and when budgeting, planning, and forecasting future periods. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well.
•
Loss on operating lease assets. We have incurred impairments on certain right-of-use assets and other long-lived assets. We believe that it is useful to exclude these charges when assessing the level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. In addition, we believe excluding such costs enhances the comparability between periods.
•
Acquisition-related items. We have incurred costs related to acquisitions, including legal, third-party valuation and due diligence, insurance costs, and one-time retention bonuses for employees of acquired companies. In addition, we periodically record the change to the fair value of contingent consideration related to past acquisitions. We exclude these items when assessing our actual performance and when budgeting, planning and forecasting future periods. We believe excluding these items allows investors to make meaningful comparisons between our core operating results and those of other peer companies.

Change in Non-GAAP Measures Presentation

Effective February 1, 2026, the beginning of our first quarter of fiscal 2027, we adopted a fixed long-term projected non-GAAP tax rate in order to provide better consistency across interim reporting periods. When projecting the long-term non-GAAP tax rate, we utilize a financial projection that excludes the direct impact of the items excluded from GAAP income in calculating our non-GAAP income. The projected rate considers other factors such as our current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where we operate. For fiscal 2027, we determined the projected non-GAAP tax rate to be 18%, which reflects currently available information, as well as other factors and assumptions that may change over time. We will periodically re-evaluate this tax rate, as necessary, for significant events, relevant tax law changes, material changes in the forecasted geographic earnings mix, and any significant acquisitions.

Non-GAAP EPS

We define non-GAAP basic EPS as non-GAAP net income divided by weighted-average shares outstanding used in computing net loss per share attributable to common stockholders, basic. We define non-GAAP diluted EPS as non-GAAP net income divided by weighted-average shares outstanding giving effect to the weighted average of all potentially dilutive common stock equivalents outstanding for the period including options to purchase common stock, restricted stock units, and acquisition indemnity shares withheld. The dilutive effect of outstanding awards is reflected in non-GAAP diluted earnings per share by application of the treasury method.

Free Cash Flow

We define free cash flow as GAAP net cash provided by (used in) operating activities less cash used for investing activities for capitalized internal use software and less cash paid for purchases of, and deposits for, property and equipment. We believe that free cash flow is a meaningful indicator of our sources of liquidity and capital requirements that provides information to management and investors in evaluating the cash flow trends of our business. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Other companies may calculate free cash flow or similarly titled non-GAAP measures differently, which could reduce the usefulness of free cash flow as a tool for comparison. In addition, free cash flow does not reflect mandatory debt service and other non-discretionary expenditures that are required to be made under contractual commitments and does not represent the total increase or decrease in our cash balance for any given period.

ServiceTitan, Inc.

GAAP to Non-GAAP Reconciliations

(unaudited)

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Platform		Professional Services and Other		Total
	Three Months Ended April 30,		Three Months Ended April 30,		Three Months Ended April 30,
	2026	2025	2026	2025	2026	2025
	(in thousands)
GAAP gross profit	$205,055	$157,945	$(11,264)	$(9,549)	$193,791	$148,396
Stock-based compensation expense and related employer payroll taxes	1,728	1,398	1,588	1,384	3,316	2,782
Amortization of acquired intangible assets	4,933	5,533	334	334	5,267	5,867
Loss on operating lease assets	—	960	—	751	—	1,711
Non-GAAP gross profit	$211,716	$165,836	$(9,342)	$(7,080)	$202,374	$158,756

	Platform		Professional Services and Other		Total
	Three Months Ended April 30,		Three Months Ended April 30,		Three Months Ended April 30,
	2026	2025	2026	2025	2026	2025
GAAP gross margin	78.7%	75.9%	(136.4)%	(123.9)%	72.1%	68.8%
Stock-based compensation expense and related employer payroll taxes	0.7%	0.7%	19.2%	18.0%	1.2%	1.3%
Amortization of acquired intangible assets	1.9%	2.7%	4.0%	4.3%	2.0%	2.7%
Loss on operating lease assets	0.0%	0.5%	0.0%	9.7%	0.0%	0.8%
Non-GAAP gross margin*	81.3%	79.7%	(113.1)%	(91.8)%	75.3%	73.6%

* Totals may not foot due to rounding.

Non-GAAP Sales and Marketing Expense

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP sales and marketing expense	$73,072	$69,223
Stock-based compensation expense and related employer payroll taxes	(6,619)	(5,568)
Amortization of acquired intangible assets	(4,587)	(5,515)
Loss on operating lease assets	—	(1,765)
Non-GAAP sales and marketing expense	$61,866	$56,375

Non-GAAP Research and Development Expense

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP research and development expense	$88,024	$69,140
Stock-based compensation expense and related employer payroll taxes	(20,464)	(12,263)
Loss on operating lease assets	—	(1,679)
Non-GAAP research and development expense	$67,560	$55,198

Non-GAAP General and Administrative Expense

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP general and administrative expense	$58,457	$59,569
Stock-based compensation expense and related employer payroll taxes	(13,244)	(12,647)
Stock-based compensation expense - Co-Founders performance based RSUs	(13,074)	(13,071)
Loss on operating lease assets	—	(2,877)
Non-GAAP general and administrative expense	$32,139	$30,974

Non-GAAP Income from Operations and Non-GAAP Operating Margin

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP loss from operations	$(25,762)	$(49,536)
Stock-based compensation expense and related employer payroll taxes	43,643	33,260
Stock-based compensation expense - Co-Founders performance based RSUs	13,074	13,071
Amortization of acquired intangible assets	9,854	11,382
Loss on operating lease assets	—	8,032
Non-GAAP income from operations	$40,809	$16,209

	Three Months Ended April 30,
	2026	2025
GAAP operating margin	(9.6)%	(23.0)%
Stock-based compensation expense and related employer payroll taxes	16.2%	15.4%
Stock-based compensation expense - Co-Founders performance based RSUs	4.9%	6.1%
Amortization of acquired intangible assets	3.7%	5.3%
Loss on operating lease assets	0.0%	3.7%
Non-GAAP operating margin*	15.2%	7.5%

* Totals may not foot due to rounding.

Non-GAAP Net Income

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP net loss	$(22,818)	$(46,364)
Stock-based compensation expense and related employer payroll taxes	43,643	33,260
Stock-based compensation expense - Co-Founders performance based RSUs	13,074	13,071
Amortization of acquired intangible assets	9,854	11,382
Loss on operating lease assets	—	8,032
Income tax effects(4)	(7,096)	(1,484)
Non-GAAP net income	$36,657	$17,897

(4) Effective February 1, 2026, we adopted a fixed long-term projected non-GAAP tax rate of 18%, which reflects currently available information, as well as other factors and assumptions that may change over time.

Non-GAAP EPS

	Three Months Ended April 30, 2026	Three Months Ended April 30, 2025
	(in thousands, except share and per share amounts)
Numerator
Non-GAAP net income	$36,657	$17,897

Denominator
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	95,003,992	90,334,442
Effect of dilutive securities: Stock-based awards	4,271,948	7,893,378
Weighted-average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	99,275,940	98,227,820

GAAP net loss per share, basic and diluted	$(0.24)	$(0.51)
Non-GAAP net income per share, basic	$0.39	$0.20
Non-GAAP net income per share, diluted	$0.37	$0.18

Free Cash Flow

	Three Months Ended April 30,
	2026	2025
	(in thousands)
GAAP net cash used in operating activities	$(1,565)	$(14,570)
Capitalized internal-use software	(6,663)	(6,472)
Purchase of property and equipment	(596)	(1,292)
Deposits for property and equipment	(756)	—
Non-GAAP free cash flow	$(9,580)	$(22,334)